EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to§
906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Report of Cintas Corporation (the “Company”) on Form 10-Q for the period ending February 28, 2006 (the “Report”), I, William C. Gale, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/William C. Gale
William C. Gale
Principal Financial Officer

April 7, 2006

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